UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 15, 2012

Date of Report (Date of earliest event reported)

DIGITAL GENERATION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27644	94-3140772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 West John Carpenter Freeway, Suite 700 Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 581-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Transition and Consulting Agreement with Omar Choucair

On February 15, 2012, Digital Generation, Inc. (the “Company”) announced that Omar Choucair will be resigning as Chief Financial Officer effective as of May 31, 2012.  Mr. Choucair will serve as a consultant to the Company following his termination of employment through June 30, 2013 (the “Consulting Period”) to assist the Company with various endeavors.  On May 31, 2012, the Company and Mr. Choucair reached an agreement to extend by seven months the effective date of his termination of employment to December 31, 2012.  The Consulting Period is also extended and will now end on June 30, 2014.

Pursuant to the amended and restated employment transition and consulting agreement entered into between Mr. Choucair and the Company (the “ Amended Transition Agreement”), Mr. Choucair will continue to be employed as the Chief Financial Officer and Secretary of the Company on the same terms and conditions of employment as are currently in effect through December 31, 2012.  He will be eligible for a target bonus of $83,500 for the period from January 1, 2012 through May 31, 2012.  In addition, Mr. Choucair will also be eligible for a bonus of $116,500 for the period from June 1, 2012 through December 31, 2012.  Finally, Mr. Choucair will be eligible for an additional performance bonus of $200,000 for his service during 2012 as determined by the Chief Executive Officer.

Following his termination of employment, Mr. Choucair will receive cash severance payments and consulting fees which were previously disclosed on the original current report on Form 8-K filed with the SEC on February 22, 2012.

The above summary is qualified in its entirety by reference to the full text of the Amended and Restated Employment Transition and Consulting Agreement, a copy of which is filed as an exhibit to this amendment no. 1 of current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated Employment Transition and Consulting Agreement between Digital Generation, Inc. and Omar A. Choucair.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2012

DIGITAL GENERATION, INC.

By:	/s/ Neil Nguyen
Name:	Neil Nguyen
Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Transition and Consulting Agreement between Digital Generation, Inc. and Omar A. Choucair.